Other long-term investments	12 Months Ended
Dec. 31, 2020
Long Term Investments [Abstract]
Other long-term investments

8Other long-term investments

The Group’s other long-term investments consist of securities without readily determinable fair value and over which the Group has neither significant influence nor control through investments in common stock or in-substance common stock purchased in 2019 and 2020. There were no changes in fair values related to the investments for the years ended December 31, 2018, 2019 and 2020. The investments are not considered material to the Group’s financial position.

As of December 31, 2019 and 2020, the Group made investments in equity investments without readily determinable fair value with an amount of US$1,503 and US$8,651, respectively.

As of December 31, 2020, the Group made prepayments of US$2,924 (2019: US$1,000) for long-term equity investments.